                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                       ---------------------------------


                                    FORM 8

                      AMENDMENT TO APPLICATION OR REPORT


                  Pursuant to Section 12, 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 3, 1994

                              WESTWOOD ONE, INC.

            (Exact name of registrant as specified in its charter)


                               AMENDMENT NO. 1

The undersigned registrant hereby amends the following items of its Current Report on Form 8-K dated February 3, 1994 as set forth in the attached pages hereto:


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (b) Pro Forma Financial Information

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                          WESTWOOD ONE, INC.
                                          (Registrant)

                                          By: FARID SULEMAN
                                              ------------------------------
                                              Farid Suleman
                                              Executive Vice President-Chief
                                              Financial Officer

February 15, 1994

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information.

     The following Unaudited Pro Forma Combined financial data presents the Pro Forma Combined Condensed Balance Sheet at November 30, 1993, giving effect to the Acquisition and the execution of the New Senior Loan, as if the Acquisition had taken place on that date. Also presented is the Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended November 30, 1993, giving effect to the Acquisition and the execution of the New Senior Loan, as if the Acquisition had taken place as of the beginning of the period presented.

     These pro forma statements and accompanying notes are based upon and should be read in conjunction with the historical Financial Statements and related notes thereto of each of the Company and Unistar, giving effect to the Acquisition under the assumptions and adjustments in the accompanying Notes To Unaudited Pro Forma Combined Condensed Financial Statements. The pro forma information presented does not purport to represent the actual results which would have occurred if the Acquisition had been consummated on the dates or for the periods indicated, nor is it indicative of the operating results in any future period.

                               WESTWOOD ONE, INC.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                              AT NOVEMBER 30, 1993
                                 (In thousands)

                                     ASSETS
                                     ------

                                                                   Historical                   Pro Forma
                                                            ----------------------     -------------------------
                                                            Westwood One   Unistar     Adjustments      Combined
                                                            ------------   -------     -----------      --------
                                                                                                  (NOTE C)
CURRENT ASSETS . . . . . . . . . . . . . . . . . . . . . .    $32,987      $19,027      ($18,310)(1)    $52,756
                                                                                         (20,089)(2)
                                                                                         125,000 (3)
                                                                                          15,000 (4)
                                                                                        (100,859)(5)

PROPERTY AND EQUIPMENT . . . . . . . . . . . . . . . . . .     15,984        3,397            -          19,381

DEFERRED PRODUCTION COSTS  . . . . . . . . . . . . . . . .      6,185           -             -           6,185

INTANGIBLE ASSETS, NET OF
  ACCUMULATED AMORTIZATION . . . . . . . . . . . . . . . .     90,745           -        (20,812)(1)    191,431
                                                                                          15,000 (2)
                                                                                           5,089 (2)
                                                                                         101,409 (8)

OTHER ASSETS . . . . . . . . . . . . . . . . . . . . . . .      6,166      101,409         2,500 (5)      9,666
                                                                                           1,000 (7)
                                                                                        (101,409)(8)
                                                             --------     --------       -------       --------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . .   $152,067     $123,833        $3,519       $279,419
                                                             ========     ========       =======       ========

                       LIABILITIES AND SHAREHOLDERS' EQUITY
                       ------------------------------------

CURRENT LIABILITIES  . . . . . . . . . . . . . . . . . . .    $34,490      $20,951      ($20,951)(1)    $26,284
                                                                                          (8,206)(5)

LONG-TERM DEBT . . . . . . . . . . . . . . . . . . . . . .     51,943      103,169       (18,458)(1)    140,443(5)
                                                                                         125,000 (3)
                                                                                         (90,153)(5)
                                                                                         (31,058)(6)

OTHER LIABILITIES  . . . . . . . . . . . . . . . . . . . .     10,483           -             -          10,483
                                                             --------     --------       -------        -------
     TOTAL LIABILITIES . . . . . . . . . . . . . . . . . .     96,916      124,120       (43,826)       177,210

SHAREHOLDERS' EQUITY . . . . . . . . . . . . . . . . . . .     55,151         (287)          287 (1)    102,209
                                                                                          15,000 (4)
                                                                                          31,058 (6)
                                                                                           1,000 (7)
                                                             --------     --------        ------       --------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY . . . . . . . . . . . . . . . . . .   $152,067     $123,833        $3,519       $279,419
                                                             ========     ========        ======       ========

See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                               WESTWOOD ONE, INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 1993
                    (In thousands, except per share amounts)


                                                                 Historical                   Pro Forma
                                                            ----------------------       -------------------------
                                                            Westwood One   Unistar       Adjustments      Combined
                                                            ------------   -------       -----------      --------
                                                                                           (NOTE D)
REVENUE . . . . . . . . . . . . . . . . . . . . . . . . .    $ 99,579       $68,190             -         $167,769

OPERATING COSTS AND EXPENSES  . . . . . . . . . . . . . .     101,770        61,961          (947)(1)      163,014
                                                                                              230 (2)
                                                                                                - (5)
                                                             --------       -------       -------         --------
OPERATING INCOME (LOSS) . . . . . . . . . . . . . . . . .      (2,191)        6,229           717            4,755
                                                             --------       -------       -------         --------

Interest Expense  . . . . . . . . . . . . . . . . . . . .       6,551         6,318        (2,139)(3)       10,730
Other Expense (Income)  . . . . . . . . . . . . . . . . .         (60)          193             -              133
                                                             --------       -------       -------         --------
                                                                6,491         6,511        (2,139)          10,863
                                                             --------       -------       -------         --------
LOSS BEFORE TAXES AND
  DISCONTINUED OPERATIONS . . . . . . . . . . . . . . . .      (8,682)         (282)        2,856           (6,108)

PROVISION FOR INCOME TAXES  . . . . . . . . . . . . . . .           -             5             -                5
                                                             --------       -------       -------         --------
(LOSS) FROM CONTINUING
  OPERATIONS  . . . . . . . . . . . . . . . . . . . . . .      (8,682)         (287)        2,856           (6,113)
                                                             ========       =======       =======         ========

(LOSS) PER SHARE FROM
  CONTINUING OPERATIONS . . . . . . . . . . . . . . . . .      ($0.57)                                      ($0.21)
                                                             ========                                     ========

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING  . . . . . . . . . . . . . . . . . .      15,153                      13,874 (4)       29,027
                                                             ========                     =======         ========

See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.


      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

NOTE A  -  DESCRIPTION OF ACQUISITION:

     Westwood One entered into the Acquisition to purchase the Unistar
Shares for $16.6 million. In addition, the Company assumed and repaid the Retained Debt of $84.7 million. Westwood One purchased the Unistar Shares less the Assigned Assets and the Assumed Liabilities. In addition, INI, a subsidiary of Infinity, purchased 5,000,000 shares of Common Stock for an aggregate purchase price of $15 million and received a ten-year warrant to purchase 3,000,000 shares of Common Stock, which will vest over three years, at $3.00 per share.

NOTE B  -  BASIS OF PRESENTATION:

     The unaudited pro forma combined condensed balance sheet at November 30, 1993 includes the balance sheet of Westwood One at November 30, 1993 and Unistar at December 31, 1993.

     The pro forma combined condensed statement of operations for the year ended November 30, 1993 includes the results of operations of Westwood One for the year ended November 30, 1993 and the results of operations of Unistar for the year ended December 31, 1993.

NOTE C  -  PRO FORMA ADJUSTMENTS FOR UNAUDITED PRO FORMA COMBINED
           CONDENSED BALANCE SHEET (in 000's except share amounts):

     Amounts in parentheses represent adjustments decreasing historical balances.

     The summary recap below reconciles Unistar's historical December 31, 1993 balance sheet to the preliminary fair values reflected for Unistar assets and liabilities acquired, after the allocation of the $16,589 Acquisition of the Unistar Shares plus $3,500 estimated costs of the Acquisition, aggregating $20,089. During fiscal 1994, WWO will make its final allocation of the aggregate consideration paid in connection with the Acquistion. Therefore, the preliminary allocation reflected below (and the related amortization expense in the Unaudited Pro Forma Combined Condensed Statement of Operations) may differ from the amounts and asset categories ultimately determined.


                                                                             Historical                   Preliminary
                                                                              Basis of                   Fair Value of
                                                                             Assets and                   Assets and
                                               Historical                   Liabilities                   Liabilities
                                                Unistar      Pro Forma        Acquired     Pro Forma       Acquired
                                                Balance     Adjustment #1      from     Adjustment #2        from
                                                 Sheet         Below          Unistar        Below          Unistar
                                                ---------    ---------      --------     -----------       ---------
Current assets . . . . . . . . . . . . . .       $ 19,027    ($18,310)      $   717             -         $    717
Property and equipment . . . . . . . . . .          3,397           -         3,397             -            3,397
Intangible assets (station
  affiliation agreements
  acquired)  . . . . . . . . . . . . . . .              -           -             -       $15,000           15,000
Intangible assets (goodwill) . . . . . . .        101,409     (20,812)       80,597         5,089           85,686
                                                 --------    --------       -------       -------         --------
   Total assets  . . . . . . . . . . . . .       $123,833    ($39,122)      $84,711       $20,089         $104,800
                                                 ========    ========       =======       =======         ========

Current liabilities  . . . . . . . . . . .       $ 20,951    ($20,951)            -             -                -
Long-term debt . . . . . . . . . . . . . .        103,169     (18,458)      $84,711             -         $ 84,711
Shareholders' equity . . . . . . . . . . .           (287)        287             -             -                -
                                                 --------    --------       -------       -------         --------
   Total liabilities and shareholders' equity    $123,833    ($39,122)      $84,711             -         $ 84,711
                                                 ========    ========       =======       =======         ========

     1. To record, prior to Closing, Unistar's distribution to UCGI of the historical Unistar Assigned Assets and Assumed Liabilities. To eliminate historical Unistar stockholder's deficiency.

     Current assets (excluding prepaid expenses)  . . . . . . . . . . . . . . . . . . . . . . . . . .     ($18,310)
     Current liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (20,951)
     Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (18,458)
     Shareholders' equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          287
                                                                                                          --------
     Intangible assets (adjustment of goodwill) . . . . . . . . . . . . . . . . . . . . . . . . . . .     ($20,812)
                                                                                                          ========

     2. To reflect and allocate the cash purchase price of the acquired assets and liabilities based upon preliminary estimated fair values of the acquired pool of station affiliation agreements based upon management's experience in valuing a similar asset pool acquired as part of prior purchases of radio networks.

     Intangible assets (preliminary value of station affiliation agreements acquired) . . . . . . . .      $15,000
     Intangible assets (goodwill) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,089
                                                                                                           --------
     Current assets (cash purchase price for Unistar Shares plus estimated costs of Acquisition)  . .      $20,089
                                                                                                           =======

     3. To record maximum borrowings on the New Senior Loan:

     Current assets (cash)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $125,000
                                                                                                          ========
     Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $125,000
                                                                                                          ========

     4.  To reflect the sale of the 5,000,000 Westwood One Shares to INI.

     Current assets (cash)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $15,000
                                                                                                           =======
     Shareholders' equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $15,000
                                                                                                           =======

     5. To reflect the payment of costs related to obtaining the New Senior Loan and repayment of the Retained Debt and certain Westwood One debt.

     Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     ($90,153)
     Current liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (8,206)
     Other assets (estimated costs of obtaining New Senior Loan)  . . . . . . . . . . . . . . . . . .        2,500
                                                                                                         ---------
     Current assets (cash)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    ($100,859)
                                                                                                         =========

Pro Forma Combined Long-term debt includes the New Senior Loan of $125,000 and the 6 3/4% Debentures of $15,443 (a total of $140,443).

     6. To reflect, as of November 30, 1993, the assumed conversion of the 9% Debentures to Common Stock (the anticipated issuance of additional shares upon conversion will occur subsequent to the Acquisition in connection with WWO's redemption of the 9% Debentures).

     Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     ($31,058)
                                                                                                          ========
     Shareholders' equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $31,058
                                                                                                          ========

     7. To record the estimated fair market value of 1,500,000 Incentive Warrants issued to INI in connection with the Management Agreement.

     Other assets (deferred compensation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $1,000
                                                                                                            ======
     Shareholders' equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $1,000
                                                                                                            ======


     8. To conform Unistar's classification of intangible assets with WWO presentation.

     Intangible assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $101,409
                                                                                                         =========
     Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    ($101,409)
                                                                                                         =========

NOTE D -- PRO FORMA ADJUSTMENTS FOR UNAUDITED PRO FORMA COMBINED
          CONDENSED STATEMENTS OF OPERATIONS (IN 000'S, EXCEPT SHARE AMOUNTS):

     1. To adjust amortization (i) to conform Unistar's amortization period for goodwill to the 40 year period used by Westwood One and (ii) to amortize the value assigned to Unistar station affiliation agreements acquired in the preliminary purchase price allocation. The Unistar station affiliation agreements acquired are amortized over their useful life (approximately forty years) on an accelerated method which approximates the rate at which stations are projected to terminate their affiliation to the network.

     2. To record and adjust for the Management Agreement:

Base management fee due Infinity in connection with the Management
  Agreement........................................................    $  2,000
Elimination of fees associated with Unistar management agreement and compensation and related benefits for certain management of
  Unistar and Westwood One (Chief Financial Officer) which would not have been incurred had the Management Agreement been in
  effect...........................................................      (2,070)
Compensation expense related to the 1,500,000 Incentive Warrants issued in connection with the Management Agreement at various
  prices...........................................................         200
Estimated reimbursable out-of-pocket expenses expected to be incurred by Infinity in connection with the Management
  Agreement........................................................         100
                                                                       --------
          Total adjustment to operating costs and expenses.........    $    230
                                                                       ========

     3. To adjust historical interest expense for outstanding debt consisting of the $125 million New Senior Loan (7 1/2% interest rate) and the 6 3/4% Debentures. Interest expense will increase or decrease by $156 for every 1/8% change in the assumed interest rate. The adjustment also includes straight-line amortization, over an assumed eight year period, of deferred costs of obtaining the New Senior Loan. The components of the adjustment are set forth below:

Interest and deferred debt cost amortization relating to the New
  Senior Loan......................................................    $  9,688
Elimination of interest and deferred debt cost amortization
  relating to Unistar's Retained Debt and Westwood One's 9%
  Debentures and certain other debt................................     (11,827)
                                                                       --------
          Total adjustment to interest expense.....................    $ (2,139)
                                                                       ========

     4. To adjust weighted average number of shares outstanding to reflect the sale of the 5,000,000 Westwood One Shares to INI and the conversion to Common Stock of the 9% Debentures (the assumed conversion will occur subsequent to the Closing in connection with Westwood One's redemption of its 9% Debentures).

     5. No adjustment reflecting potential cost reductions which may occur as a result of the Proposed Transaction has been made. Preliminary estimates indicate a potential annual savings of $3,000 to $5,000 (including the eventual elimination of any duplicate facilities, although none have yet been specifically identified). However, no assurance can be given that such savings will be realized.